SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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Document Capture Technologies, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT CAPTURE TECHNOLOGIES, INC.
1798 Technology Drive
Suite 178
San Jose, California 95110
(408) 436-9888

September 15, 2008

Dear Fellow Stockholder:

The 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Document Capture Technologies, Inc. (the “Company” or “Document Capture”) will be held at 10:00 a.m., Eastern Standard Time, on October 3, 2008 at One Penn Plaza, 50th Floor, New York, NY 10119. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card (the “Proxy”) and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Company’s Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company’s Annual Report for the fiscal year ended December 31, 2007 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote “FOR” all of the five persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote “FOR” the approval of the increase in shares authorized for issuance under the 2006 Stock Option Plan from 1,500,000 to 2,500,000, (c) as to Proposal 3, the Proxy confers authority to vote “FOR” the approval of the appointment of Clancy and Co., P.L.L.C., as the Company’s independent auditor for the year ended December 31, 2008, and (d) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Thank you for your investment and continued interest in Document Capture Technologies, Inc.

Sincerely,

David Clark
Chief Executive Officer

DOCUMENT CAPTURE TECHNOLOGIES, INC.
1798 Technology Drive
Suite 178
San Jose, California 95110
(408) 436-9888

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, OCTOBER 3, 2008

Notice is hereby given that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Document Capture Technologies, Inc., a Delaware corporation (the “Company” or “Document Capture”), will be held at One Penn Plaza, 50th Floor, New York, NY 10119, on Friday, October 3, 2008 at 10:00 a.m., Eastern Standard Time, for the following purposes:

1. To elect five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To approve an increase in the number of shares authorized for issuance under the Company’s 2006 Stock Option Plan from 1,500,000 to 2,500,000;

3. To ratify the appointment by the Company’s Board of Directors of Clancy and Co., P.L.L.C., to serve as the Company’s independent auditors for the year ended December 31, 2008; and

4. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 8, 2008, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

William Hawkins, Secretary

September 15, 2008

DOCUMENT CAPTURE TECHNOLOGIES, INC.
1798 Technology Drive
Suite 178
San Jose, California 95110
(408) 436-9888

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors”) of Document Capture Technologies, Inc. (the “Company” or “Document Capture”) of proxies to be voted at the 2008 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time, on Friday, October 3, 2008 at One Penn Plaza, 50th Floor, New York, NY 10119 and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting has been called to consider and take action on the following proposals: (i) To elect five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) To approve an increase in the number of shares authorized for issuance under the Company’s 2006 Stock Option Plan from 1,500,000 to 2,500,000; (iii) To appoint Clancy & Co., P.L.L.C., to serve as the Company’s independent auditors for the year ended December 31, 2008; and (iv) To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.001 par value (the “Common Stock”), of the Company at the close of business on September 8, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of the Company are located at 1798 Technology Drive, Suite 178, San Jose, California 95110 and its telephone number is (408) 436-9888. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is approximately September 15, 2008. A copy of the Company’s Annual Report for the fiscal year ended December 31, 2007 is enclosed with these materials, but should not be considered proxy solicitation material.

INFORMATION CONCERNING SOLICITATION AND VOTING

As of the Record Date, there were 18,443,770 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had approximately 366 holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 1.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for the approval of each of Proposal 2 and Proposal 3. For purposes of approval of each of Proposal 2 and Proposal 3, abstentions will not be counted as votes entitled to be cast on each of these matters and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on either Proposal 2 or Proposal 3 and will have no effect on the outcome of the vote.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked. Stockholders attending the meeting may revote their proxies at the meeting.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

Proposals 1, 2, and 3 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of five persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The name and age of each of the five nominees, his position with the Company, and the period during which such person has served as a Director are set out below.

Name	Year First Elected As an Officer Or Director	Age	Position(s) Held
Edward M. Straw	2008	69	Chairman of the Board of Directors
David Clark	2004	40	Chief Executive Officer and Director
William Hawkins	2004	52	President and Director
Darwin Hu	2004	55	Director
Frank Musso	2008	53	Director

There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Edward M. Straw became Chairman of our Board of Directors on July 15, 2008. Mr. Straw is currently executive vice president of PRTM Management Consultants, a world class, operational strategy consulting group, where he assists with business development in federal, high tech and consumer packaged goods verticals as well as mentors and coaches younger partners in leadership, communication, presentation and deal closing skills. He also serves on the boards of Eddie Bauer Holdings, MeadWestvaco Corporation, Ply Gem Industries, Panther Expedited Services, and is the Chairman of Odyssey Logistics and Technology. From 2000 to 2005, Mr. Straw served as President of Global Operations of the Estée Lauder Companies Inc., where he led the manufacturing, research and development, information systems, package engineering, quality assurance and global supply chain areas, which support all 20 brands of the Estée Lauder Companies around the world. From 1998 to 2000, Mr. Straw was Senior Vice President, Global Manufacturing and Supply Chain Management at Compaq Computer Corporation, then, the world’s largest computer company. At Compaq, Mr. Straw was responsible for integrating and managing its global supply chain across the entire organization and among suppliers, partners and customers. Before joining Compaq, from 1997 to 1998, Mr. Straw was President of Ryder Integrated Logistics, Inc., the leading provider of supply chain services in North America. Prior to joining the private sector, Mr. Straw served in various positions in the U.S. Navy for over 30 years, including as Vice Admiral, Director and Chief Executive Officer of the Defense Logistics Agency, the largest military logistics command supporting the American armed forces. Mr. Straw is also currently Trustee for the U.S. Naval Academy Foundation, and has served on the Board of Directors of the Navy Federal Credit Union, the U.S. Chamber of Commerce, and the Boy Scouts of America, National Capital Region. Mr. Straw holds a Bachelor of Science degree in Engineering from the U.S. Naval Academy and an MBA from the George Washington University.

David Clark has been our Chief Executive Officer since March 1, 2008 and prior thereto served as Senior Vice President of Business Development and a director since July 2004. From October 2003 to July 2004 Mr. Clark was President of Nautical Vision, Inc. a market specific image display company where he created and implemented the company’s business plan which involved product sourcing, sales and marketing and general management. From June, 2001 to October, 2003 Mr. Clark actively invested in and consulted to a diverse group of companies in addition to being involved in residential development. Mr. Clark was President and CEO of Homebytes.com from November, 1998 to May of 2001, where he was primarily responsible for raising in excess of twenty five million dollars in funding from investors including America Online, FBR Technology Venture Partners, PNC Bank, and Bank of America, as well as being instrumental in the acquisition of a key competitor of Homebytes.com. Prior thereto Mr. Clark was the head of distribution and a director of Take Two Interactive (NASDAQ:TTWO) which was a result of TTWO’s acquisition of Inventory Management Systems, Inc. (I.M.S.I.), of which Mr. Clark was a co-founder and President. Prior to founding I.M.S.I., Mr. Clark held various management positions with Acclaim Entertainment (NASDAQ:AKLM), and the Imagesoft division of SONY Music (NYSE:SNE). Mr. Clark received a B.S. in Business from the State University of New York at Binghamton in 1990.

William Hawkins became our President on March 1, 2008 and prior thereto served as Chief Operating Officer and Secretary since April 2, 2004. On June 8, 2007, he was appointed to our board of directors. Mr. Hawkins has held various management positions at Syscan, Inc., the Registrant's wholly-owned subsidiary, since 1999, including V.P. of Sales and Marketing, President and General Manager of Syscan Imaging Group. Prior thereto, Mr. Hawkins' product focus has been primarily in the imaging systems and computer peripheral markets, including senior positions with General Electric (UK), Kaman Aerospace, British Aerospace Engineering, Gartner Research and Per Scholas. Mr. Hawkins received a bachelor's degree in physics from the University of Maryland in 1978 and an MBA from Johns Hopkins University in Management of Technology Concentration (MOT).

Darwin Hu became our Chairman, President and Chief Executive Officer on April 2, 2004, in connection with our acquisition of Syscan, Inc. Mr. Hu stepped down as Chairman of the Board of Directors on July 15, 2008 and resigned as President and Chief Executive Officer on March 1, 2008. Mr. Hu continues to serve as a director of the Company. Prior to April 2, 2004, Mr. Hu was the President and Chief Executive Officer of Syscan, Inc., our wholly-owned subsidiary. Mr. Hu has over 21 years of experience in the high-tech industry and has held various management related positions within organizations related to color graphic imaging input scanning, display output and imaging communication product development, manufacturing and sales and marketing. Before joining Syscan, Inc. in April 1998, Mr. Hu held senior management positions at Microtek, Xerox, OKI, AVR, DEST, Olivetti and Grundig. Mr. Hu holds a bachelor's degree in Engineering Science from National Cheng-Kung University, Taiwan, and a master's degree in Computer Science and Engineering from California State University, Chico, USA.

Frank Musso has been a director since May 15, 2008. Mr. Musso has served in various consulting and management roles specializing in finance, accounting and tax since July 1991. In February 2007, Mr. Musso began working with Alix Partners on several engagements. In December 2007, he began representing secured creditors and debtor-in-possession lenders in a Chapter 11 filing during which time he worked with the debtor’s financial advisor in filing statements of financial affairs, monitoring compliance with credit agreements and reviewing budgets and cash flow forecasts. Since 1995, Mr. Musso has provided financial consulting for a startup competitive intelligence software firm, including cost accounting, tax preparation and planning, business valuation, loan compliance, establishing benefit plans, personnel issues, training accounting staff, selecting and implementing web-based labor reporting and resolving disputes between partners. From November 2006 to February 2007, Mr. Musso served as Acting Chief Financial Officer of a startup company that developed a communication device for children unable to speak, where he oversaw the general ledger, implemented new web-based accounting software, implemented cost savings, replaced accounting staff and prepared financial projections for lenders and investors. From March 2005 to June 2006, he assisted a $200 million retailer refinance its debt and sell its company by preparing cash flow and financial projections, coordinating due diligence, preparing budgets and purchase accounting and developing procedures to monitor revolving credit collateral. Prior to that, from October 2004 to July 2005, Mr. Musso worked for a regional bank to monitor a $70 million medical diagnostic services company during its refinancing, where he performed detailed revenue analyses and identified significant lost revenue. Mr. Musso has also been the Treasurer, Director and Executive Committee member of two non profit organizations over the past nine years. He received a B.S. in Accounting and Public Administration from Georgetown University in 1977. Mr. Musso is a member of the American Institute of Certified Public Accountants (AICPA), the New York State Society of Certified Public Accountants (NYSSCPA), the Connecticut Society of Certified Public Accountants (CSCPA), the Turnaround Management Association and the Association of Certified Fraud Examiners.

Vote Required

Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Messrs. Straw, Clark, Hawkins, Hu and Musso. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Compensation of Directors

The general policy of our Board of Directors is that compensation for Directors should consist primarily of equity-based compensation. The Company did not pay any cash compensation to any members of our Board of Directors during the year ended December 31, 2007. Directors are also reimbursed for actual expenses incurred in connection with performing duties as directors.

Meetings and Committees of the Board of Directors

Our Board of Directors did not hold any meetings during the fiscal year ended December 31, 2007. All board actions were completed through unanimous written consents.

Our Board of Directors does not have a separate audit committee. Currently the entire Board of Directors acts as our audit committee. We believe that the members of our Board of Directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. However, as part of implementing internal controls of our business pursuant to the Sarbanes-Oxley Act of 2002, we plan to appoint an independent qualified audit committee financial expert as well as an additional independent professional to our Board of Directors during the fiscal year ending December 31, 2009, in order to strengthen and improve our internal disclosure controls and procedures. When established, Mr. Musso will be appointed to serve as the Chair of our audit committee.

As all our executive officers are currently under employment agreements, we do not have a separate compensation committee. At this time, we do not intend to establish a separate compensation committee, as this function will be performed by our full Board of Directors. We also do not currently have a separate nominating committee as this function is performed by our full Board of Directors. Our entire Board of Directors is active in the nominating and compensation process. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. The Board of Directors carefully considers nominees regardless of whether they are nominated by stockholders or existing board-members.

Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2007, we believe all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons.

Code of Ethics

Our board of directors adopted a Code of Ethics, including an Insider Trading Policy, applicable to all Document Capture employees and members of our Board of Directors. Each employee and board member is required to sign our Code of Ethics every year. Any amendment of our Code of Ethics or waiver thereof applicable to any of our principal executive officer, principal financial officer and controller, principal accounting officer, directors or persons performing similar functions will be disclosed on our website within 4 business days of the date of such amendment or waiver. In the case of a waiver, the nature of the waiver, the name of the person to whom the waiver was granted and the date of the waiver will also be disclosed. Our Code of Ethics, originally adopted in March 2005, was updated in February 2008 and was filed as Exhibit 14.1 to our Form 8-K as filed on March 3, 2008..

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth, for the years indicated, all compensation awarded to, paid to or earned by the following type of executive officers for the year ended December 31, 2007: (i) individuals who served as, or acted in the capacity of, our principal executive officer and principal financial officer for the year ended December 31, 2007; and (ii) our two other most highly compensated executive officers, who together with the principal executive officer are our most highly compensated officers whose salary and bonus exceeded $100,000 with respect to the years ended December 31, 2007 and 2006 and who were employed by us at December 31, 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (3)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonquali- fied Deferred Compen- sation Earnings ($)	All Other Compensation (1) ($)	Total Compensation ($)
Darwin Hu, Chief Executive Officer and Chairman	2006 2007	200,000 200,000	-0- -0-	-0- -0-	-0- 267,300 (4)	-0- -0-	-0- -0-	7,292 7,833	207,292 475,133
William Hawkins, Chief Operating Officer, Secretary and Director	2006 2007	160,000 160,000	-0- -0-	-0- -0-	-0- 194,400 (5)	-0- -0-	-0- -0-	6,133 3,633	166,133 358,033
David Clark, Chief Investment Officer and Director	2006 2007	150,000 150,000	-0- -0-	-0- -0-	-0- 194,400 (6)	-0- -0-	-0- -0-	-0- -0-	150,000 344,400
M. Carolyn Ellis, Chief Financial Officer	2006 2007	-0- 22,500 (2)	-0- -0-	-0- -0-	-0- 99,000 (7)	-0- -0-	-0- -0-	-0- -0-	-0- 121,500

(1) Represents the Company’s match on the named executives’ 401(k) contribution.

(2) Represents actual salary payments from November 1, 2007 through December 31, 2007 based on an annual salary of $135,000.

(3)Although there are a number of ways that the value of an equity award may be expressed, under SEC rules the values reported in the Option Award column of the Summary Compensation Table represent the dollar amount, without any risk of forfeiture, recognized for financial reporting purposes related to grants of options to each of the listed officers. We calculated these amounts in accordance with the provisions of Statement of Financial Accounting Standards 123-R, Share-Based Payment.

(4) Represents the total fair value (as discussed in (3) above) of 550,000 incentive stock options granted during the year ended December 31, 2007, of which 80,000 were for serving as a director. One-third of the options vest on March 28, 2007, one-third vest on March 28, 2008 and one-third vest on March 28, 2009.

(5)Represents the total fair value (as discussed in (3) above) of 400,000 incentive stock options granted during the year ended December 31, 2007. One-third of the options vest on March 28, 2007, one-third vest on March 28, 2008 and one-third vest on March 28, 2009.

(6)Represents the total fair value (as discussed in (3) above) of 400,000 incentive stock options granted during the year ended December 31, 2007, of which 80,000 were for serving as a director. One-third of the options vest on March 28, 2007, one-third vest on March 28, 2008 and one-third vest on March 28, 2009.

(7) Represents the total fair value (as discussed in (3) above) of 150,000 non-qualified stock options granted during the year ended December 31, 2007. All options vest on November 1, 2008.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding unexercised stock options, stock that has not vested, and equity incentive plan awards at December 31, 2007 by the named executive officers.

OUTSTANDING EQUITY AWARDS TABLE

Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Exercise Price	Expiration Date
Darwin Hu Former Chief Executive Officer and Chairman	1,398,850 313,333 26,666	- 156,667(1) 53,334(1)	- - -	$0.01 0.70 0.70	4/26/2012 3/25/2017 3/25/2017
William Hawkins President, Chief Operating Officer, Secretary and Director	898,850 133,333	- 266,667(1)	- - -	$0.01 0.70	4/26/2012 3/25/2017
David Clark Chief Executive Officer and Director	698,850 106,667 26,666	- 213,333(1) 53,334(1)	- - -	$0.01 0.70 0.70	4/26/2012 3/25/2017 3/25/2017
M. Carolyn Ellis Chief Financial Officer	-	150,000(2)	-	$0.60	10/30/2014

(1) One-half of the unexercisable options at December 31, 2007 vest on March 28, 2008 and one-half of the unexercisable options at December 31, 2007 will vest on March 28, 2009.

(2) All of the unexercisable options at December 31, 2007 will vest on November 1, 2008.

SARS/Long-Term Incentive Plans - Awards in Last Fiscal Year

No stock appreciation rights or long-term incentives were awarded to any executive officer or director during the year ended December 31, 2007.

Option Exercises and Stock Vested

The following table sets forth certain information concerning stock options exercised by the named executive officers and stock vested during the year ended December 31, 2007.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards		Equity Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Total Value Realized on Exercise and Vesting ($)
Darwin Hu Former Chief Executive Officer and Chairman	100,000	75,000	-	-	75,000
William Hawkins President, Chief Operating Officer, Secretary and Director	100,000	75,000	-	-	75,000
David Clark Chief Executive Officer and Director	100,000	75,000	-	-	75,000
M. Carolyn Ellis Chief Financial Officer	-	-	-	-	-

Equity Compensation Plan Information

The Company issues options under two different stock option plans (both approved by shareholders) as well as through employment agreements with key employees, executives and consultants (approved by the board of directors on a case-by-case basis). The following table sets forth, by the respective option plan, certain aspects of the Company’s stock options as of December 31, 2007.

	Option Approval Method			Options Outstanding and Options Available
Description	Board of Directors	Board of Directors and Shareholders	Total	Outstanding	Available For Future Grant	Total
2002 Amended and Restated Stock Option Plan	-	3,200,000	3,200,000	2,601,667	598,333	3,200,000
Key Personnel Option Grants	4,150,000	-	4,150,000	3,846,550	-	3,846,550
2006 Stock Option Plan		1,500,000	1,500,000	399,333	1,100,667	1,500,000
Total	4,150,000	4,700,000	8,850,000	6,847,550	1,699,000	8,546,550

2002 Amended and Restated Stock Option Plan

On June 23, 2006 at our stockholders’ annual meeting, our stockholders approved the adoption of the 2002 Amended and Restated Stock Option Plan (“2002 Plan”). Currently, the plan is administered by our Board of Directors. The 2002 Plan generally provides for the grant of either qualified or nonqualified stock options to officers, employees, directors and consultants at not less than 85% of the fair market value of our common stock as of the grant date.

The 2002 Plan provides that vested options may generally be exercised for three months after termination of employment and for 12 months after termination of employment as a result of death or disability. If the Company liquidates, optionees will be notified at least 30 days prior to the proposed dissolution or liquidation to give optionees time to exercise any vested options. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action. However, the plan administrator may, under its sole discretion, permit exercise of any options prior to their termination, even if such options were not otherwise exercisable.

In the event of our change in control (including our merger with or into another corporation, or sale of substantially all our assets), the 2002 Plan provides that each outstanding option will fully vest and become exercisable. The maximum number of options that can be granted under the 2002 Plan is 3,200,000. As of September 8, 2008, there were no options to purchase common shares available for future grant.

2006 Stock Option Plan

On June 23, 2006 at our stockholders’ annual meeting, our stockholders approved the adoption of the 2006 Stock Option Plan (“2006 Plan”). Currently the plan is administered by our Board of Directors. The 2006 Plan generally provides for the grant of either qualified or nonqualified stock options to officers, employees, directors and consultants at not less than 85% of the fair market value of our common stock as of the grant date.

The 2006 Plan provides that vested options may generally be exercised for three months after termination of employment and for 12 months after termination of employment as a result of death or disability. If the Company liquidates, optionees will be notified at least 30 days prior to the proposed dissolution or liquidation to give optionees time to exercise any vested options. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action. However, the plan administrator may, under its sole discretion, permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of our change in control (including our merger with or into another corporation, or sale of substantially all our assets), the 2006 Plan provides that each outstanding option will fully vest and become exercisable. The current maximum number of options that can be granted under the 2006 Plan is 1,500,000 and if Proposal 2 or this Proxy Statement is approved by stockholders, the maximum number of options that can be granted under the 2006 Plan will be 2,500,000. As of September 8, 2008, options to purchase 1,135,250 common shares were available for future grant.

Employment Agreements

Darwin Hu, Director

Mr. Hu became our Chairman, President and Chief Executive Officer on April 2, 2004. Mr. Hu stepped down as Chairman of the Board of Directors on July 15, 2008 and resigned as President and Chief Executive Officer on March 1, 2008. Mr. Hu continues to serve as a director of the Company. Although Mr. Hu’s employment agreement is no longer effective and Mr. Hu is no longer an employee of the Company, it is described below as it was effective during the fiscal year 2007.

In April 2005, we entered into an employment agreement with Mr. Darwin Hu pursuant to which he agreed to serve as our President and Chief Executive Officer. The agreement provided for an initial term of three years, an annual salary to Mr. Hu of $200,000 and an annual bonus to be determined by our Board of Directors. In connection with the agreement, Mr. Hu was issued non-qualified options to purchase up to 1,500,000 shares of our common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third vested on April 2, 2007. The agreement also provides for the executive's ability to participate in our health insurance program. In the event that Mr. Hu’s employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

On January 18, 2008, we entered into an addendum to the April 2005 employment agreement with Mr. Hu (the “Hu Addendum”). The Hu Addendum extended the initial term of Mr. Hu’s employment with the Company for an additional six months, from thirty-six months to forty-two months, commencing on April 26, 2005. In addition, the Hu Addendum provided for an increase in Mr. Hu’s annual base salary from $200,000 to $225,000 effective January 1, 2008. The Hu Addendum was filed as Exhibit 10.9 to our Form 10-KSB for the year ended December 31, 2007.

On February 26, 2008, we entered into a second addendum to the employment agreement with Mr. Hu (the “Hu Second Addendum”). The Hu Second Addendum amended Mr. Hu’s employment agreement and the Hu Addendum to reflect his resignation as President and Chief Executive Officer of the Company effective March 1, 2008. The Hu Second Addendum also provided for a decrease in Mr. Hu’s annual salary from $225,000 to $112,500 effective June 1, 2008, which was later nullified when he resigned as President and Chief Executive Officer on March 1, 2008. The Hu Second Addendum was filed as Exhibit 10.29 to our Form 10-KSB for the year ended December 31, 2007.

David Clark, Chief Executive Officer and Director

Mr. Clark has been our Chief Executive Officer since March 1, 2008 and prior thereto served as Senior Vice President of Business Development and a director since July 15, 2004.

In April 2005, we entered into an employment agreement with Mr. David Clark pursuant to which he agreed to serve as our Senior VP of Business Development. The agreement provides for an initial term of three years, an annual salary to Mr. Clark of $150,000 and an annual bonus to be determined by our Board of Directors. In connection with the agreement, Mr. Clark was issued non-qualified options to purchase up to 800,000 shares of our common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third vested on April 2, 2007. The agreement also provides for the executive's ability to participate in our health insurance program. In the event that Mr. Clark's employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

On January 18, 2008, we entered into an addendum to the April 2005 employment agreement with Mr. Clark (the “Clark Addendum”). The Clark Addendum extended the initial term of Mr. Clark's employment with the Company for an additional six months, from thirty-six months to forty-two months, commencing on April 26, 2005. In addition, the Clark Addendum provided for an increase in Mr. Clark's annual base salary from $150,000 to $175,000 effective January 1, 2008. The Clark Addendum was filed as Exhibit 10.11 to our Form 10-KSB for the year ended December 31, 2007.

On February 26, 2008, we entered into an addendum to the employment agreement with Mr. Clark (the “Clark Second Addendum”). The Clark Second Addendum amended Mr. Clark’s employment agreement to reflect his new position as Chief Executive Officer of the Company and his resignation as Chief Investment Officer of the Company effective March 1, 2008. The Clark Second Addendum was filed as Exhibit 10.31 to our Form 10-KSB for the year ended December 31, 2007.

On July 15, 2008, we entered into an addendum to the employment agreement with Mr. Clark (the “Clark Third Addendum”). The Clark Third Addendum amends Mr. Clark’s employment agreement and the other Clark Addenda to (i) extend the expiration date of the employment agreement to December 31, 2010; (ii) increase Mr. Clark’s annual base salary to $200,000 from $175,000; (iii) change the geographic location provision of the “Termination by Employee” section of the Employment Agreement to Palm Beach County, Florida from San Jose, California; (iv) extend the term of his severance and C.O.B.R.A premium payments to twelve (12) months from six (6) months; and (v) add an arbitration provision to the “Termination by Employer” section of the employment agreement. The Clark Third Addendum was filed as Exhibit 10.2 to our Form 8-K filed on July 21, 2008.

William Hawkins, President and Director

Mr. Hawkins became our President on March 1, 2008 and prior thereto served as Chief Operating Officer and Secretary since April 2, 2004. On June 8, 2007, he was appointed to our board of directors.

In April 2005, we entered into an employment agreement with Mr. William Hawkins pursuant to which he agreed to serve as our Chief Operating Officer. The agreement provides an initial term of three years, an annual salary to Mr. Hawkins of $160,000 and an annual bonus to be determined by our Board of Directors. In connection with the agreement, Mr. Hawkins was issued non-qualified options to purchase up to 1,000,000 shares of our common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third vested on April 2, 2007. The agreement also provides for the executive's ability to participate in our health insurance program. In the event that Mr. Hawkins' employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

On January 18, 2008, we entered into an addendum to the April 2005 employment agreement with Mr. Hawkins (the “Hawkins Addendum”). The Hawkins Addendum extended the initial term of Mr. Hawkins’ employment with the Company for an additional six months, from thirty-six months to forty-two months, commencing on April 26, 2005. In addition, the Hawkins Addendum provided for an increase in Mr. Hawkins’ annual base salary from $160,000 to $180,000 effective January 1, 2008. The Hawkins Addendum was filed as Exhibit 10.10 to our Form 10-KSB for the year ended December 31, 2007.

On February 26, 2008, we entered into an addendum to the employment agreement with Mr. Hawkins (the “Hawkins Second Addendum”). The Hawkins Second Addendum amended Mr. Hawkins’ employment agreement and the Hawkins Addendum to include his new position as President of the Company effective March 1, 2008. The Hawkins Second Addendum was filed as Exhibit 10.30 to our Form 10-KSB for the year ended December 31, 2007.

On July 15, 2008, we entered into an addendum to the employment agreement with Mr. Hawkins (the “Hawkins Third Addendum”). The Hawkins Third Addendum amends Mr. Hawkins’ employment agreement and the other Hawkins Addenda to (i) extend the expiration date of the employment agreement to December 31, 2010; (ii) increase Mr. Hawkins’ annual base salary to $200,000 from $185,000; (iii) extend the term of his severance and C.O.B.R.A premium payments to twelve (12) months from six (6) months; and (iv) add an arbitration provision to the “Termination by Employer” section of the employment agreement. The Hawkins Third Addendum was filed as Exhibit 10.3 to our Form 8-K filed on July 21, 2008.

M. Carolyn Ellis, Chief Financial Officer

In November 2007, we entered into an employment agreement with Ms. M. Carolyn Ellis pursuant to which she agreed to serve as our Chief Financial Officer. The agreement provides for an initial term of twelve months, an annual salary to Ms. Ellis of $135,000 and an annual bonus to be determined by our board of directors. In connection with the agreement, Ms. Ellis was issued non-qualified options to purchase up to 150,000 shares of our common stock at an exercise price of $0.60 per share. The options will vest and become exercisable on the 12-month anniversary of their issuance date. The agreement also provides for the executive’s ability to participate in our health insurance program. In the event that Ms. Ellis’ employment is terminated other than with good cause, she will receive a payment of the lesser of her then remaining salary due pursuant to the employment agreement or three months of base salary at her then current annual salary. Ms. Ellis’s employment agreement was filed as Exhibit 10.12 to our Form 10-KSB for the year ended December 31, 2007.

On July 15, 2008, we entered into an addendum to the employment agreement with Ms. Ellis (the “Ellis Addendum”). The Ellis Addendum amends Ms. Ellis’ employment agreement (i) extend the expiration date of the employment agreement to December 31, 2010; (ii) increase Ms. Ellis’ annual base salary to $165,000 from $135,000; (iii) change the geographic location provision of the “Termination by Employee” section of the Employment Agreement to San Diego, California from San Jose, California; (iv) extend the term of her severance and C.O.B.R.A premium payments to twelve (12) months from six (6) months; and (v) add an arbitration provision to the “Termination by Employer” section of the employment agreement. The Ellis Addendum was filed as Exhibit 10.4 to our Form 8-K filed on July 21, 2008.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 8, 2008, information regarding the beneficial ownership of our common stock based upon the most recent information available to us for: (i) each person known by us to own beneficially more than five (5%) percent of our outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group. Unless otherwise indicated, (i) each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by them, and (ii) the address for each person listed below is c/o Document Capture Technologies, Inc., 1798 Technology Drive, Suite 178, San Jose, California 95110. As of September 8, 2008 there were 18,443,770 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)	Percentage of Common Shares Beneficially Owned

Richard Dietl (2)	7,973,514	43.2%
Syscan Imaging Limited (3)	3,173,514	17.2
Directors and Executive Officers:
Edward Straw (4)	—	*
William Hawkins (5)	1,265,517	6.6
David Clark (6)	1,110,132	5.8
M. Carolyn Ellis (7)	—	*
Darwin Hu (8)	1,552,183	8.0
Frank Musso (9)	—	*
All Directors and Officers as a group (6 persons)(4)-(9)	3,927,832	18.7

* Less than one percent.

(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2) Includes (i) 4,800,000 shares of common stock and (ii) 3,173,514 shares of common stock issuable upon the exercise of an option granted to Mr. Dietl by Syscan Imaging Ltd. to purchase all of the remaining shares held by Syscan Imaging Ltd., which is currently exercisable. Does not include 750,000 shares of common stock underlying options that are not exercisable within the next 60 days. The address for Mr. Dietl is One Penn Plaza, 50th Floor, New York, NY 10119.

(3) The sole shareholder of Syscan Imaging Limited is Syscan Technology Holdings Limited (“STH”), a publicly-held company whose shares are listed on The Growth Enterprise Market of the Stock Exchange of Hong Kong Limited. The address for Syscan Imaging Limited is Unit C, 21st Floor, 9-23 Shell Street, North Point , Hong Kong.

(4) Does not include 1,000,000 shares of common stock underlying options granted to Mr. Straw that are not exercisable within the next 60 days.

(5) Includes (i) 400,000 shares of common stock and (ii) 865,517 shares of common stock issuable upon the exercise of options that are either vested or will vest within 60 days from the date hereof. Does not include 733,333 shares of common stock underlying options that are not exercisable within the next 60 days.

(6) Includes (i) 500,000 shares of common stock and (ii) 610,132 shares of common stock issuable upon the exercise of options that are either vested or will vest within 60 days from the date hereof. Does not include 733,333 shares of common stock underlying options that are not exercisable within the next 60 days.

(7) Does not include 525,000 shares of common stock underlying options granted to Ms. Ellis that are not exercisable within the next 60 days.

(8) Includes (i) 500,000 shares of common stock and (ii) 1,052,183 shares of common stock issuable upon the exercise of options that are either vested or will vest within 60 days from the date hereof. Does not include 126,667 shares of common stock underlying options that are not exercisable within the next 60 days.

(9) Does not include 100,000 shares of common stock underlying options granted to Mr. Musso that are not exercisable within the next 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2007, we entered into the following transactions required to be reported under Item 404 of Regulation S-K (“Item 404”):

Certain Relationships and Related Transactions

Manufacturing of Our Product

We purchase the majority of our finished scanner imaging products from Syscan Lab Limited (“SLL”), a wholly-owned subsidiary of Syscan Technology Holdings Limited (“STH”), the parent company of our former majority stockholder.  Our former Chairman and CEO, Darwin Hu, was formerly the CEO of STH.  He resigned from STH effective December 2004.

Purchases from SLL totaled $8,369,000 for the year ended December 31, 2007 and $8,620,000 during the year ended December 31, 2006. All purchases from SLL were carried out in the normal course of business. We have established a pricing agreement with SLL, which is negotiated semi-annually. We believe the quality of the product as well as the price we pay for the product is far more favorable to us than we could attain from an unrelated manufacturer.

As a result of these purchases, the Company was liable to SLL for $578,000 and $952,000 at December 31, 2007 and 2006, respectively.

Related-Party Loans

In the normal course of business, the Company entered into several interest-free loans to related parties for the purpose of purchasing capital equipment, including tooling required for the manufacture of our product, as follows:

Year Ended December 31, 2006	$-
Year Ended December 31, 2005	341,000
Prior to December 31, 2004	2,265,000
Total due at December 31, 2006	$2,606,000

As of December 31, 2006, such loans were fully reserved. On March 21, 2007, we entered into an agreement with STH whereby we agreed to forego any further collections efforts, including legal action, in exchange for the cancellation of 2,600,000 shares of our common stock beneficially owned by STH. In addition, both parties mutually agreed to release and discharge any and all claims that each may have against the other party.

No new loans were entered during the year ended December 31, 2007.

We granted to Mr. Hu 550,000 incentive stock options during the year ended December 31, 2007, of which 80,000 were for serving as a director. One-third of such options vested on March 28, 2007, one-third vested on March 28, 2008 and one-third vest on March 28, 2009. We granted to Mr. Hawkins 400,000 incentive stock options during the year ended December 31, 2007. One-third of such options vested on March 28, 2007, one-third vested on March 28, 2008 and one-third vest on March 28, 2009. We granted to Mr. Clark 400,000 incentive stock options during the year ended December 31, 2007, of which 80,000 were for serving as a director. One-third of such options vested on March 28, 2007, one-third vested on March 28, 2008 and one-third vest on March 28, 2009. We granted to Ms. Ellis 150,000 non-qualified stock options during the year ended December 31, 2007. All of such options vest on November 1, 2008.

Pursuant to the employment agreements and amendments thereto entered into with each of Mr. Clark, Mr. Hawkins and Ms. Ellis, each of them are entitled to receive annual salaries of $200,000, $200,000 and $165,000, respectively. After Mr. Hu’s resignation as an executive officer of the Company, he no longer receives an annual salary.

Other than those described above, we have no material transactions which involved or are planned to involve a direct or indirect interest of a director, executive officer, greater than 5% stockholder or any family member of such parties.

We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future transactions between us and our officers, directors and principal shareholders and their affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by the independent members of our board of directors.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE AMOUNT OF SHARES AUTHORIZED FOR
ISSUANCE UNDER THE 2006 STOCK OPTION PLAN FROM 1,500,000 TO 2,500,000

On May 1, 2006, the Company’s Board of Directors adopted a resolution approving the 2006 Stock Option Plan under which 1,500,000 shares of the Company’s common stock were reserved for issuance (“2006 Stock Option Plan”). The Plan became effective on June 23, 2006 upon approval by Company’s stockholders at the annual meeting of stockholders. The Plan authorizes the Company to issue stock options, which provide additional incentives to those persons responsible for the success of the Company, thereby allowing the Company to continue its policy of allowing those persons to share in the appreciation of the value of the Company’s stock.

On September 8, 2008, the Company’s Board of Directors approved an increase in the amount of shares authorized for issuance under the 2006 Stock Option Plan by One Million (1,000,000) shares to 2,500,000 shares. The Board is asking the Company’s stockholders to approve such increase in shares authorized for issuance under the 2006 Stock Option Plan. The Company does not have any current plans, agreements or understandings to make grants under the Plan at this time.

DESCRIPTION OF THE 2006 STOCK OPTION PLAN

The following is a description of the purpose and certain of the provisions of the 2006 Stock Option Plan.

Description of the Plan

The Purpose of the Plan. The purpose of the Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an “ISO”) or as a non-qualified stock option (a “NQSO”).

The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

The benefits to be derived from the Plan, if any, are not quantifiable or determinable.

Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the “Administrator”). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code (the “Code”), the committee shall, in the Board of Director's discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

Shares of Stock Subject to the Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the Plan, if this Proposal 2 is approved by stockholders shall not exceed 2,500,000 shares of Common Stock, $.001 par value per share.

The number of shares of Common Stock subject to options granted pursuant to the Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

Participation. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

Option Price. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

Term of the Options. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

Termination of the Plan. The Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders’ meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the Plan shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws. The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the “Expiration Date”); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). “Employment” includes service as a director or as a consultant. For purposes of the Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

Amendments to the Plan. The Board of Directors may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

Tax Treatment of the Options. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

REQUIRED VOTE AND RECOMMENDATION

Stockholder approval of an increase in the number of shares authorized for issuance under the 2006 Stock Option Plan is required under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2006 Stock Option Plan to preserve the “incentive stock option” treatment. The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the increase in the number of shares authorized for issuance under the 2006 Stock Option Plan as set forth in this Proposal 2. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN
INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER
THE COMPANY’S 2006 STOCK OPTION PLAN

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2008

On September 8, 2008 the Company’s Board of Directors appointed the firm of Clancy and Co., P.L.L.C. (“Clancy”) to serve as the Company’s independent auditors for the Company’s year ended December 31, 2008.

The independent accountant’s report of Clancy on the Company’s consolidated financial statements for the year ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The following table is a summary of the fees billed for the audit and other services provided by our independent registered public accounting firm, Clancy:

Fee Category	Year Ended December 31, 2007	Year Ended December 31, 2006
Audit fees	$79,413	$67,185
Audit-related fees	-	-
Tax fees	4,550	3,200
All other fees	-	-

Audit Fees. Consists of fees billed for professional services rendered for the audit and restatement of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by Clancy in connection with statutory and regulatory filings or engagements, including Registrations Statements on Form SB-2 and post-effective amendments to previously filed registration statements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, mergers and acquisitions, and international tax planning.

All Other Fees. No other fees have been billed for products and services billed by our accountants.

Policy Related to Board of Directors Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Accounting Firm.

As we do no currently have an audit committee, our Board of Directors has a policy of pre-approving all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

A representative of Clancy is expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION

The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the appointment of Clancy and Co., P.L.L.C. as the Company’s independent auditors for the year ended December 31, 2008 as set forth in this Proposal 3. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 3. Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY’S INDEPENDENT
AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2008

GENERAL

The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the common stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Annual Report for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Document Capture Technologies, Inc., 1798 Technology Drive, Suite 178, San Jose, California 95110 Attn: William Hawkins, Secretary.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, FOR the approval of an increase in the number of shares authorized for issuance under the Company’s 2006 Stock Option Plan from 1,500,000 to 2,500,000, and FOR the approval of the appointment of Clancy and Co., P.L.L.C. as the Company’s independent auditors for the year ended December 31, 2008.

Stockholder Proposals for 2009 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company’s 2009 Annual Meeting of Stockholders must be received by the Company at its office in San Jose, California on or before March 31, 2009 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2008 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in San Jose, California.

Voting of Proxies

Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of all the Directors, FOR the approval of an increase in the number of shares authorized for issuance under the Company’s 2006 Stock Option Plan, and FOR the approval of the appointment of Clancy and Co., P.L.L.C. as the Company’s independent auditors for the year ended December 31, 2008.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors’ recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors. As to Proposal 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors even though the block in Proposal 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted “For” Proposal 2 unless “Against” or “Abstain” is indicated. The Proxy will be voted “For” Proposal 3 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

David Clark
Chief Executive Officer

September 15, 2008

DOCUMENT CAPTURE TECHNOLOGIES, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of DOCUMENT CAPTURE TECHNOLOGIES, INC. (the “Company”) hereby appoints DAVID CLARK as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the annual meeting of stockholders of the Company to be held on Friday, October 3, 2008 at 10:00 a.m. Eastern Standard Time at One Penn Plaza, 50th Floor, New York, NY 10119, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as indicated to the contrary).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out his name below)

Edward M. Straw	David Clark	William Hawkins
Darwin Hu	Frank Musso

2.	APPROVAL OF AN INCREASE IN THE AMOUNT OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2006 STOCK OPTION PLAN FROM 1,500,000 TO 2,500,000.

☐	FOR
☐	AGAINST
☐	ABSTAIN

3.	APPROVAL OF THE APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDED DECEMBER 31, 2008.

☐	FOR
☐	AGAINST
☐	ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” the election of directors in Item 1, “FOR” the approval of an increase in the amount of shares authorized for issuance under the 2006 stock option plan from 1,500,000 to 2,500,000 in Item 2, and “FOR” the appointment of Clancy and Co., P.L.L.C. as the Company’s independent auditor in Item 3. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

Dated:
Signature

Signature if jointly owned

Print name

No. of shares

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE